UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06128)

Exact name of registrant as specified in charter: Putnam New Opportunities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2008

Date of reporting period: July 1, 2007 — December 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Opportunities Fund

12|31|07

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
New Opportunities
Fund

12| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	53

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

As 2008 gets under way, the challenges facing the markets have grown decidedly more acute. What began last year as a rise in defaults for a limited segment of the U.S. mortgage market has quickly spread throughout the financial system globally and has produced a significant tightening of financial conditions. Prospects for global growth have been marked down as a result, and investors have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the risks of a recession in 2008. Monetary policy has reacted quickly to the situation, and it is likely that fiscal policy too will be engaged shortly to provide additional support for the economy.

As investors, it is natural to feel discouraged and even overwhelmed by disappointing short-term volatility. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial advisor. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the economic growth and earnings that investors are looking for.

Lastly, Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam New Opportunities Fund: Investing
through 17 years of unprecedented innovation

Long before most Americans could conceive of the Internet, digital music files, or a cell phone small enough to fit in their pockets, Putnam New Opportunities Fund was seeking growth potential in emerging, cutting-edge companies. The fund was also targeting stocks in more traditional industries, such as restaurants, retail stores, health care, and broadcasting, which can also offer strong growth potential.

For example, among the holdings in the fund’s portfolio shortly after the fund was introduced in 1990 was the stock of Symantec, then a 9-year-old emerging software company. Today, Symantec is a leading maker of antivirus software, which has seen explosive demand as the Internet and computer networks have become an essential component of everyday life.

The managers of the fund focus on bottom-up stock selection in seeking above-average growth for investors. Putnam’s in-house research organization, whose dedicated analysts work in teams, helps the management team find growth stocks that other investors may have overlooked. The specialized expertise of these Putnam analysts, who visit regularly with company managements, is critical to the fund’s growth strategy.

An important benefit of the fund’s strategy is its flexibility — it diversifies across a range of industries and capitalizations. The fund can invest in smaller companies that are in their emerging-or expansionary-growth phases, and these companies can remain in the fund’s portfolio until they grow to become market leaders.

Of course, historically, markets have been volatile at times for growing companies; the growth potential offered by these stocks comes with the risk of greater price fluctua-tions. Combining small-cap stocks with the stocks of larger, well-established companies provides a more diversified approach to help manage those risks.

With growth opportunities continuing to emerge across industries and market capitalizations, the managers of Putnam New Opportunities Fund will continue to focus on capturing growth potential for investors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by the members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam New Opportunities Fund’s holdings have spanned many sectors and industries over time.

Performance snapshot

Putnam New
Opportunities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 13–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

During a period when the market generally rewarded stocks that exhibited earnings and price momentum, the fund’s strategy — which incorporates quality and valuation measures in addition to momentum — produced disappointing returns. Growth stocks, particularly those of large companies, performed well, and your fund generated solid returns from many of its large-capitalization holdings, with basic materials and energy stocks among the standouts. However, the fund’s consumer-related and financial holdings detracted from results, as did stock selection among certain large technology companies. The combination of an unfavorable market environment and underperformance in key sectors of the growth-stock universe caused the fund to trail its benchmark, the Russell 3000 Growth Index, for the six months ended December 31, 2007.

Market overview

Credit- and recession-related concerns carved deeply into U.S. stock prices late in 2007, pushing some major market measures, especially smaller-cap and value-oriented benchmarks, into negative territory for the semiannual period as a whole. However, growth stocks, particularly those of large companies, performed relatively well. Large caps benefited from their traditional ability to weather an economic slowdown, reasonable valuations, and strong revenues and earnings from overseas operations. Growth stocks received a boost from solid performance by technology — the largest industry group within the growth universe. Growth stocks were also buoyed by investor hopes that growth-oriented companies could continue to expand their earnings despite an overall decelerating profit environment.

The Federal Reserve Board was an active player during the period, lowering the federal funds target rate three times to 4.25% by period’s end and implementing a plan to auction off funds to eligible banks at favorable rates and terms. However, while these measures produced temporary market rallies, the specter of large numbers of non-performing mortgages leading to more asset write-downs by major banks and broker/dealers proved too daunting for investors and dampened the overall returns of U.S. equities.

Strategy overview

In order to focus our research and analysis on what we consider to be the most attractive opportunities in the growth-stock universe, we seek to invest in a limited number of stocks. Specifically, we look for high-quality growth companies with what we consider to be favorable valuations. Our stock-selection strategy is based on three fundamental criteria: the quality of the company, its near-term growth prospects, and a valuation forecast that meets our parameters. The ability to rotate among these criteria gives the fund the advantage of potentially favorable market positioning whether the market is rewarding one, two, or all three of these factors.

Although it may not be a key consideration for many growth managers, valuation is a central component of our investment process. Our approach to valuing companies incorporates both historical financial data and forward-looking analysis that enables us to examine a range of possible outcomes. Among the key elements we consider: each company’s price-to-free-cash-flow ratio, which reflects its ability to generate cash flow relative to its current market

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 12/31/07. See page 6 and pages 13–14 for additional fund performance information. Index descriptions can be found on page 22.

price. We also examine a company’s operating profit margin and look for companies that we believe have the potential to expand their margins. We then break down companies into 21 distinct market sectors and rank them in comparison to other companies with similar growth potential, operating margins, competitive environments, and capital requirements. Finally, in order to gauge current market sentiment toward a company, we will consider such indicators as analysts’ earnings forecasts.

While the fund’s strategy was not rewarded during the momentum-driven environment that characterized the fiscal period, we believe our approach offers investors the potential for significant long-term capital appreciation, while managing the risks inherent in growth investing.

Your fund’s holdings

During the period, the fund derived the greatest benefit from investments in the basic materials sector, specifically companies capitalizing on the growing demand for agricultural products and services in international markets. Positions such as CF Industries Holdings and Terra Industries, both makers of fertilizer products, and Monsanto, whose seeds and genomics business (genetically engineered seeds) accounted for approximately 70% of the firm’s gross earnings, all profited from this trend.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

In the near term, producers of basic materials are benefiting from the growing use of corn to make ethanol. Longer term, we believe these companies are well positioned in emerging markets, as countries such as China and India transition from agrarian to industrial economies. As this shift occurs, fewer people are farming, which is creating opportunities for companies that can offer products and expertise to help farms operate more productively.

Positions in engineering and construction companies also helped results, led by the fund’s investment in Jacobs Engineering Group. Jacobs offers consulting and engineering planning for large infrastructure projects, and similar to many basic materials companies, is benefiting from the industrial expansion in emerging-market countries.

Many of the fund’s energy-related holdings also performed well during the period. National Oilwell Varco, which manufactures systems, components, and products for the oil and gas industry, was the top contributor in this sector. The company is taking advantage of brisk demand for new rigs and drilling equipment from oil and gas exploration companies.

As noted in the Market Overview section, large technology companies generally performed well during the period. As a result, the fund’s lower-than-benchmark positions in Google and Cisco Systems detracted from results. However, in the case of

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 12/31/07. The fund’s holdings will change over time.

Holding (percentage of fund’s net assets)	Sector/Industry

Microsoft Corp. (4.1%)	Technology/Software

Apple Computer, Inc. (2.7%)	Technology/Computers

Cisco Systems, Inc. (2.6%)	Technology/Communications equipment

Intel Corp. (2.1%)	Technology/Electronics

Exxon Mobil Corp. (1.8%)	Energy/Oil and gas

PepsiCo, Inc. (1.5%)	Consumer staples/Beverage

Procter & Gamble Co. (The) (1.5%)	Consumer staples/Consumer goods

Baxter International, Inc. (1.4%)	Health care/Medical technology

Altria Group, Inc. (1.4%)	Consumer staples/Tobacco

Schlumberger, Ltd. (1.4%)	Energy/Energy

Cisco — a leading manufacturer of computer-network routers and switching products — the fund’s caution proved warranted, as the stock fell sharply during the final two months of the period.

The fund’s retail investments also weighed on returns, with RadioShack, Dollar Tree Stores, and Big Lots among the leading detractors for the period. RadioShack appears to be failing in its turnaround effort, and the stock declined steadily during the period. Dollar Tree, which operates 3,300 discount variety stores in the United States, posted better-than-expected earnings and same-store sales for the third quarter of 2007. However, investors punished the stock on the belief that Dollar Tree’s core customer base is more likely to be hurt by a slowing economy. Stock in Big Lots suffered a similar fate when the company announced weaker-than-expected sales in the third quarter. As of the end of the period, RadioShack and Dollar Tree Stores were no longer in the portfolio.

Lastly, the fund’s positions in CB Richard Ellis Group (CBG) and NVR also held back results. CBG, a commercial real-estate services company, saw its shares decline on concerns about the health of the commercial real estate market. NVR, meanwhile, is a large homebuilder and mortgage banker. Its stock suffered as a result of the general slowdown in new-home construction, with the firm facing an increased rate of canceled new orders.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As 2008 gets under way, there are increased prospects for weakening consumer spending and the possibility that the U.S. economy could slide into a recession. Shortly after the period closed, the Federal Reserve Board continued its effort to avert a recession — or at least shorten the duration of a recession — by lowering the federal funds rate further to 3.00% .

We plan to maintain the fund’s global exposure and expand our positions in sectors and industry groups that we currently find most attractive, including materials, capital goods, and larger technology companies. We currently plan to continue avoiding financial stocks, at least until we conclude that asset write-downs and other remediation measures being taken by major investment banks and broker/dealers have run their course.

One significant indicator of slowing economic growth is that average earnings for the companies that make up the S&P 500 Index fell into the single digits at the end of 2007, following several years of double-digit growth. Corporations are still turning profits, but profit growth rates appear to be flattening. Consequently, we believe the market may gravitate toward companies that continue to grow profits at healthy rates. In our view, large growth companies are in the best position to expand their profits as 2008 unfolds. As a result, we believe investors may reap the best rewards from stocks in this area of the market. Should this occur, we believe our three-part approach of seeking out high-quality growth companies at reasonable valuations, and the flexibility to invest in companies of any size, may enable the fund to take full advantage of the opportunities that this market environment can offer.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/31/90)		(3/1/93)		(7/26/99)		(12/1/94)		(1/21/03)	(7/19/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	13.40%	13.02%	12.57%	12.57%	12.56%	12.56%	12.82%	12.58%	13.13%	13.62%

10 years	39.35	31.33	29.69	29.69	29.34	29.34	32.56	27.91	36.02	42.92
Annual average	3.37	2.76	2.63	2.63	2.61	2.61	2.86	2.49	3.12	3.64

5 years	84.35	73.77	77.53	75.53	77.56	77.56	79.80	73.52	82.24	86.67
Annual average	13.01	11.69	12.16	11.91	12.17	12.17	12.45	11.65	12.75	13.30

3 years	26.20	18.95	23.40	20.40	23.41	23.41	24.34	19.99	25.27	27.18
Annual average	8.07	5.96	7.26	6.38	7.26	7.26	7.53	6.26	7.80	8.34

1 year	5.62	–0.46	4.82	–0.18	4.84	3.84	5.09	1.42	5.37	5.89

6 months	–1.39	–7.06	–1.76	–6.67	–1.76	–2.74	–1.64	–5.09	–1.50	–1.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 12/31/07

		Lipper Multi-Cap
	Russell 3000	Growth Funds
	Growth Index	category average*

Annual average
(life of fund)	9.92%	12.20%

10 years	45.62	99.12
Annual average	3.83	6.55

5 years	79.59	106.82
Annual average	12.42	15.45

3 years	28.24	36.09
Annual average	8.64	10.69

1 year	11.40	14.99

6 months	2.93	4.53

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/07, there were 545, 518, 399, 339, 146, and 31 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 12/31/07

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP†	NAV	NAV	NAV	POP†	NAV	NAV

6/30/07	$53.15	$56.39	$47.13	$50.01	$49.50	$51.30	$52.60	$55.17

12/31/07	52.41	55.61	46.30	49.13	48.69	50.46	51.81	54.47

* The fund made no distributions during the period.

† Reflects an increase in sales charge that took effect on 1/2/08.

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund’s annual operating expenses

For the fiscal year ended 6/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Opportunities Fund from July 1, 2007, to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.94	$ 9.67	$ 9.67	$ 8.43	$ 7.19	$ 4.70

Ending value (after expenses)	$986.10	$982.40	$982.40	$983.60	$985.00	$987.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2007, use the calculation method below. To find the value of your investment on July 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.04	$ 9.83	$ 9.83	$ 8.57	$ 7.30	$ 4.77

Ending value (after expenses)	$1,019.15	$1,015.38	$1,015.38	$1,016.64	$1,017.90	$1,020.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.19%	1.94%	1.94%	1.69%	1.44%	0.94%

Average annualized expense
ratio for Lipper peer group*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses.To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam New Opportunities Fund	91%	84%	97%	61%	42%

Lipper Multi-Cap Growth Funds
category average	108%	108%	117%	125%	142%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams. Kevin Divney, Raymond Haddad, and Gerald Moore are the Portfolio Leaders, and Brian DeChristopher and Richard Weed are Portfolio Members of your fund. The Portfolio Leaders and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2007, and December 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 12/31/06.

Trustee and Putnam employee fund ownership

As of December 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 563,000	$ 91,000,000

Putnam employees	$15,324,000	$690,000,000

Other Putnam funds managed by the Portfolio Leaders and Portfolio Members

Kevin Divney is also a Portfolio Leader of Putnam Vista Fund.

Raymond Haddad is also a Portfolio Leader of Putnam OTC & Emerging Growth Fund and Putnam Vista Fund. He is also a Portfolio Member of Putnam Discovery Growth Fund.

Gerald Moore is also a Portfolio Member of Putnam Capital Opportunities Fund.

Brian DeChristopher is also a Portfolio Member of Putnam Vista Fund.

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund, Putnam OTC & Emerging Growth Fund, and Putnam Small Cap Growth Fund.

Kevin Divney, Raymond Haddad, Gerald Moore, Brian DeChristopher, and Richard Weed may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

During the reporting period ended December 31, 2007, Raymond Haddad and Gerald Moore became Portfolio Leaders of the Fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in management fees and in the 17th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

62nd	43rd	56th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 493, 396, and 319 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Growth Funds category for the one-, five- and ten-year periods ended December 31, 2007 were 89%, 75%, and 78%, respectively. Over the one-, five- and ten-year periods ended December 31, 2007, the fund ranked 460 out of 518, 253 out of 339, and 114 out of 146, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 12/31/07 (Unaudited)

COMMON STOCKS (100.1%)*

	Shares	Value

Advertising and Marketing Services (0.6%)
Omnicom Group, Inc.	474,400	$22,548,232

Aerospace and Defense (2.9%)
Boeing Co. (The)	552,551	48,326,110
Lockheed Martin Corp.	210,100	22,115,126
Precision Castparts Corp.	120,600	16,727,220
Raytheon Co.	366,100	22,222,270
Rockwell Collins, Inc.	95,400	6,865,938
		116,256,664

Airlines (0.2%)
AMR Corp. †	610,504	8,565,371

Automotive (0.4%)
AutoZone, Inc. †	139,844	16,768,694

Banking (0.1%)
UnionBanCal Corp.	115,900	5,668,669

Beverage (1.9%)
Pepsi Bottling Group, Inc. (The)	404,100	15,945,786
PepsiCo, Inc.	811,816	61,616,834
		77,562,620

Biotechnology (3.5%)
Applera Corp. — Applied Biosystems Group	463,400	15,718,528
Genzyme Corp. †	711,859	52,990,784
Gilead Sciences, Inc. †	1,094,000	50,334,940
Illumina, Inc. †	114,200	6,767,492
Invitrogen Corp. †	68,000	6,351,880
LifeCell Corp. †	200,100	8,626,311
		140,789,935

Building Materials (0.4%)
Sherwin-Williams Co. (The)	303,400	17,609,336

Chemicals (4.2%)
Albemarle Corp.	403,791	16,656,379
Celanese Corp. Ser. A	658,200	27,855,024
CF Industries Holdings, Inc.	95,900	10,554,754
Monsanto Co.	416,024	46,465,721
Mosaic Co. (The) †	313,392	29,565,401
Potash Corp. of Saskatchewan (Canada)	132,300	19,045,908
Sigma-Adrich Corp.	142,318	7,770,563
Terra Industries, Inc. †	225,400	10,765,104
		168,678,854

COMMON STOCKS (100.1%)* continued

	Shares	Value

Coal (0.2%)
Massey Energy Co.	277,282	$9,912,832

Commercial and Consumer Services (0.4%)
Chemed Corp.	71,800	4,012,184
Dun & Bradstreet Corp. (The)	89,500	7,932,385
Manpower, Inc.	97,900	5,570,510
		17,515,079

Communications Equipment (3.3%)
Cisco Systems, Inc. †	3,836,715	103,859,875
Comtech Telecommunications Corp. †	100,000	5,401,000
F5 Networks, Inc. †	459,824	13,114,180
Harris Corp.	172,600	10,818,568
		133,193,623

Computers (5.5%)
ANSYS, Inc. †	257,300	10,667,658
Apple Computer, Inc. †	555,129	109,959,952
Hewlett-Packard Co.	801,883	40,479,054
IBM Corp.	225,744	24,402,926
Insight Enterprises, Inc. †	359,200	6,551,808
Seagate Technology (Cayman Islands)	880,300	22,447,650
Teradata Corp. †	161,600	4,429,456
		218,938,504

Conglomerates (1.3%)
Danaher Corp.	331,790	29,111,255
Honeywell International, Inc.	401,820	24,740,057
		53,851,312

Construction (0.2%)
Layne Christensen Co. †	167,500	8,242,675

Consumer (1.1%)
Black & Decker Manufacturing Co.	80,600	5,613,790
Blue Nile, Inc. †	108,900	7,411,734
Fossil, Inc. †	321,608	13,501,104
Tiffany & Co.	156,900	7,222,107
Tupperware Brands Corp.	305,198	10,080,690
		43,829,425

Consumer Finance (0.7%)
American Express Co.	423,691	22,040,406
Asta Funding, Inc.	171,100	4,523,884
		26,564,290

Consumer Goods (2.3%)
Chattem, Inc. †	88,500	6,685,290
Clorox Co.	375,922	24,498,837
Procter & Gamble Co. (The)	819,602	60,175,179
		91,359,306

COMMON STOCKS (100.1%)* continued

	Shares	Value

Consumer Services (0.4%)
FTI Consulting, Inc. †	128,200	$7,902,248
Overstock.com, Inc. †	117,500	1,824,775
TrueBlue, Inc. †	310,900	4,501,832
		14,228,855

Electric Utilities (1.2%)
Edison International	516,700	27,576,279
Exelon Corp.	245,556	20,047,192
		47,623,471

Electrical Equipment (0.7%)
Emerson Electric Co.	504,900	28,607,634

Electronics (6.0%)
Altera Corp.	701,013	13,543,571
Amphenol Corp. Class A	728,500	33,780,545
Analog Devices, Inc.	445,400	14,119,180
ARM Holdings PLC ADR (United Kingdom)	726,765	5,378,061
Avnet, Inc. †	830,300	29,035,591
Intel Corp.	3,228,863	86,081,488
Mentor Graphics Corp. †	363,500	3,918,530
NVIDIA Corp. †	804,617	27,373,070
Silicon Image, Inc. †	693,500	3,134,620
Synopsys, Inc. †	593,818	15,397,701
Varian, Inc. †	157,200	10,265,160
		242,027,517

Energy (4.4%)
Cameron International Corp. †	382,800	18,424,164
Grey Wolf, Inc. †	1,122,100	5,980,793
Halliburton Co.	682,100	25,858,411
National-Oilwell Varco, Inc. †	435,800	32,013,868
Noble Corp.	328,000	18,535,280
Pride International, Inc. †	186,600	6,325,740
Rowan Cos., Inc.	174,000	6,866,040
Schlumberger, Ltd.	550,511	54,153,767
Superior Energy Services †	200,800	6,911,536
		175,069,599

Energy (Other) (0.8%)
Covanta Holding Corp. †	567,500	15,697,050
JA Solar Holdings Co., Ltd. ADR (China) †	112,700	7,867,587
Suntech Power Holdings Co., Ltd. ADR (China) †	79,500	6,544,440
		30,109,077

Engineering & Construction (1.1%)
Fluor Corp.	94,969	13,838,883
Jacobs Engineering Group, Inc. †	122,400	11,702,664
McDermott International, Inc. †	332,554	19,630,663
		45,172,210

COMMON STOCKS (100.1%)* continued

	Shares	Value

Environmental (0.5%)
Foster Wheeler, Ltd. †	118,100	$18,307,862

Financial (0.9%)
Assurant, Inc.	170,300	11,393,070
Interactive Data Corp.	203,700	6,724,137
JPMorgan Chase & Co.	442,613	19,320,057
		37,437,264

Food (0.4%)
Wrigley (Wm.) Jr. Co.	287,436	16,829,378

Health Care Services (4.9%)
Aetna, Inc.	833,100	48,094,863
Amedisys, Inc. †	104,200	5,055,784
AMERIGROUP Corp. †	657,726	23,974,113
Apria Healthcare Group, Inc. †	193,200	4,167,324
Bio-Rad Laboratories, Inc. Class A †	51,100	5,294,982
Charles River Laboratories International, Inc. †	99,000	6,514,200
Coventry Health Care, Inc. †	511,610	30,312,893
DaVita, Inc. †	142,200	8,012,970
Henry Schein, Inc. †	327,400	20,102,360
Humana, Inc. †	132,100	9,948,451
Laboratory Corp. of America Holdings †	240,842	18,190,796
McKesson Corp.	96,500	6,321,715
Sun Healthcare Group, Inc. †	291,200	4,999,904
WellCare Health Plans, Inc. †	87,200	3,698,152
		194,688,507

Homebuilding (0.2%)
NVR, Inc. †	12,900	6,759,600

Household Furniture and Appliances (0.4%)
Tempur-Pedic International, Inc.	649,000	16,854,530

Insurance (0.8%)
Allstate Corp. (The)	123,800	6,466,074
American International Group, Inc.	210,728	12,285,442
Arch Capital Group, Ltd. (Bermuda) †	96,700	6,802,845
Markel Corp. †	14,700	7,219,170
		32,773,531

Investment Banking/Brokerage (2.6%)
Affiliated Managers Group †	98,030	11,514,604
Franklin Resources, Inc.	164,788	18,856,691
Goldman Sachs Group, Inc. (The)	146,900	31,590,845
Lazard, Ltd. Class A (Bermuda)	144,700	5,886,396
Lehman Brothers Holdings, Inc.	311,200	20,364,928
MF Global, Ltd. (Bermuda) †	158,500	4,987,995
State Street Corp.	153,400	12,456,080
		105,657,539

COMMON STOCKS (100.1%)* continued

	Shares	Value

Lodging/Tourism (0.1%)
Choice Hotels International, Inc.	160,491	$5,328,301

Machinery (1.3%)
AGCO Corp. †	225,136	15,304,745
Cummins, Inc.	72,200	9,196,114
Manitowoc Co., Inc. (The)	254,200	12,412,586
Terex Corp. †	83,700	5,488,209
Timken Co.	244,100	8,018,685
		50,420,339

Manufacturing (1.1%)
ITT Corp.	495,100	32,696,404
Mettler-Toledo International, Inc. (Switzerland) †	97,000	11,038,600
		43,735,004

Media (1.0%)
Viacom, Inc. Class B †	469,557	20,622,943
Walt Disney Co. (The)	606,190	19,567,813
		40,190,756

Medical Technology (6.1%)
Baxter International, Inc.	950,758	55,191,502
Becton, Dickinson and Co.	370,862	30,996,646
C.R. Bard, Inc.	140,700	13,338,360
China Medical Technologies, Inc. ADR (China)	194,600	8,638,294
DENTSPLY International, Inc.	329,500	14,834,090
Edwards Lifesciences Corp. †	197,800	9,096,822
Kinetic Concepts, Inc. †	111,400	5,966,584
Medtronic, Inc.	599,601	30,141,942
Meridian Bioscience, Inc.	262,700	7,902,016
Millipore Corp. †	76,400	5,590,952
Nighthawk Radiology Holdings, Inc. †	176,400	3,713,220
Techne Corp. †	116,200	7,675,010
Waters Corp. †	644,200	50,936,894
		244,022,332

Metals (2.2%)
Agnico-Eagle Mines, Ltd. (Canada)	161,700	8,833,671
AK Steel Holding Corp. †	129,800	6,001,952
Cleveland-Cliffs, Inc.	66,800	6,733,440
Freeport-McMoRan Copper & Gold, Inc. Class B	207,600	21,266,544
Newmont Mining Corp.	254,743	12,439,101
Nucor Corp.	543,500	32,186,070
		87,460,778

Natural Gas Utilities (0.1%)
ONEOK, Inc.	132,200	5,918,594

COMMON STOCKS (100.1%)* continued

	Shares	Value

Oil & Gas (4.9%)
Exxon Mobil Corp.	778,766	$72,962,587
Frontier Oil Corp.	612,100	24,839,018
Holly Corp.	124,800	6,351,072
Noble Energy, Inc.	181,300	14,416,976
Penn West Energy Trust (Canada)	183,800	4,778,800
Petroleo Brasileiro SA ADR (Brazil)	212,186	24,452,315
Tesoro Corp.	392,900	18,741,330
Unit Corp. †	145,500	6,729,375
Western Refining, Inc.	161,340	3,906,041
XTO Energy, Inc.	376,480	19,336,013
		196,513,527

Pharmaceuticals (3.2%)
Cephalon, Inc. †	84,000	6,027,840
Eli Lilly Co.	550,374	29,384,468
Endo Pharmaceuticals Holdings, Inc. †	539,800	14,396,466
Johnson & Johnson	567,635	37,861,255
Salix Pharmaceuticals, Ltd. †	491,242	3,870,987
Sepracor, Inc. †	588,194	15,440,093
Watson Pharmaceuticals, Inc. †	708,689	19,233,819
		126,214,928

Real Estate (0.3%)
CB Richard Ellis Group, Inc. Class A †	254,500	5,484,475
Jones Lang LaSalle, Inc.	80,500	5,728,380
		11,212,855

Regional Bells (0.6%)
Verizon Communications, Inc.	522,938	22,847,161

Restaurants (2.0%)
Brinker International, Inc.	271,811	5,316,623
CBRL Group, Inc.	153,200	4,962,148
Darden Restaurants, Inc.	171,300	4,746,723
Jack in the Box, Inc. †	200,400	5,164,308
McDonald’s Corp.	575,900	33,926,269
Yum! Brands, Inc.	637,319	24,390,198
		78,506,269

Retail (4.1%)
Aeropostale, Inc. †	440,100	11,662,650
Amazon.com, Inc. †	226,990	21,028,354
Big Lots, Inc. †	291,400	4,659,486
BJ’s Wholesale Club, Inc. †	353,623	11,963,066
CROCS, Inc. †	224,300	8,256,483
CVS Caremark Corp.	558,444	22,198,149
Dress Barn, Inc. †	360,700	4,512,357
EZCORP, Inc. Class A †	291,192	3,287,558
GameStop Corp. †	413,200	25,663,852

COMMON STOCKS (100.1%)* continued

	Shares	Value

Retail continued
Gap, Inc. (The)	791,500	$16,843,120
NBTY, Inc. †	192,000	5,260,800
Priceline.com, Inc. †	73,490	8,441,061
TJX Cos., Inc. (The)	721,571	20,730,735
		164,507,671

Schools (0.1%)
New Oriental Education & Technology Group ADR (China) †	52,800	4,255,152

Semiconductor (0.9%)
Applied Materials, Inc.	623,771	11,078,173
Atmel Corp. †	1,231,200	5,318,784
Lam Research Corp. †	177,200	7,660,356
Tessera Technologies, Inc. †	148,200	6,165,120
Verigy, Ltd. (Singapore) †	162,400	4,412,408
		34,634,841

Software (7.8%)
Adobe Systems, Inc. †	719,181	30,730,604
Aspen Technology, Inc. †	389,400	6,316,068
Autodesk, Inc. †	698,483	34,756,514
BMC Software, Inc. †	1,210,400	43,138,656
Cadence Design Systems, Inc. †	551,600	9,382,716
Citrix Systems, Inc. †	239,100	9,088,191
Informatica Corp. †	626,200	11,284,124
JDA Software Group, Inc. †	199,500	4,081,770
Microsoft Corp.	4,621,473	164,524,438
		313,303,081

Staffing (0.1%)
Administaff, Inc.	170,300	4,816,084

Technology (0.1%)
ON Semiconductor Corp. †	549,600	4,880,448

Technology Services (4.0%)
Accenture, Ltd. Class A (Bermuda)	1,194,795	43,048,464
Blue Coat Systems, Inc. †	238,400	7,836,208
Choicepoint, Inc. †	216,500	7,884,930
DST Systems, Inc. †	295,800	24,418,290
eBay, Inc. †	214,500	7,119,255
Google, Inc. Class A †	57,900	40,036,692
Ingram Micro, Inc. Class A †	346,500	6,250,860
Salesforce.com, Inc. †	120,200	7,535,338
Shanda Interactive Entertainment, Ltd. ADR (China) †	175,600	5,854,504
VeriSign, Inc. †	234,900	8,834,589
		158,819,130

COMMON STOCKS (100.1%)* continued

	Shares	Value

Telecommunications (1.3%)
Brightpoint, Inc. †	541,460	$8,316,826
InterDigital, Inc. †	222,300	5,186,259
NeuStar, Inc. Class A †	582,860	16,716,425
NII Holdings, Inc. †	135,700	6,557,024
Novatel Wireless, Inc. †	389,400	6,308,280
Premiere Global Services, Inc. †	552,900	8,210,565
		51,295,379

Textiles (1.1%)
NIKE, Inc. Class B	659,500	42,366,280

Tobacco (2.1%)
Altria Group, Inc.	721,000	54,493,180
Loews Corp. — Carolina Group	343,200	29,274,960
		83,768,140

Toys (0.4%)
Hasbro, Inc.	670,100	17,141,158

Waste Management (0.7%)
Darling International, Inc. †	443,900	5,131,484
Republic Services, Inc.	442,807	13,881,999
Stericycle, Inc. †	180,900	10,745,460
		29,758,943

Total common stocks (cost $3,750,161,416)		$4,011,919,146

SHORT-TERM INVESTMENTS (0.3%)* (cost $10,746,828)

	Shares	Value

Putnam Prime Money Market Fund (e)	10,746,828	$10,746,828

TOTAL INVESTMENTS

Total investments (cost $3,760,908,244)		$4,022,665,974

* Percentages indicated are based on net assets of $4,009,878,283.

† Non-income-producing security.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,750,161,416)	$ 4,011,919,146
Affiliated issuers (identified cost $10,746,828) (Note 5)	10,746,828

Dividends, interest and other receivables	3,665,098

Receivable for shares of the fund sold	871,230

Receivable for securities sold	2,942,926

Total assets	4,030,145,228

LIABILITIES

Payable to custodian (Note 2)	21,151

Payable for shares of the fund repurchased	9,416,075

Payable for compensation of Manager (Notes 2 and 5)	5,649,774

Payable for investor servicing (Note 2)	1,080,997

Payable for custodian fees (Note 2)	32,429

Payable for Trustee compensation and expenses (Note 2)	1,053,950

Payable for administrative services (Note 2)	4,267

Payable for distribution fees (Note 2)	2,446,790

Other accrued expenses	561,512

Total liabilities	20,266,945

Net assets	$ 4,009,878,283

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 6,827,421,349

Accumulated net investment loss (Note 1)	(8,072,778)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(3,071,227,358)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	261,757,070

Total — Representing net assets applicable to capital shares outstanding	$ 4,009,878,283

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,102,472,442 divided by 59,192,838 shares)	$52.41

Offering price per class A share
(100/94.25 of $52.41)*†	$55.61

Net asset value and offering price per class B share
($409,896,623 divided by 8,852,820 shares)**	$46.30

Net asset value and offering price per class C share
($33,000,290 divided by 671,755 shares)**	$49.13

Net asset value and redemption price per class M share
($62,146,697 divided by 1,276,370 shares)	$48.69

Offering price per class M share
(100/96.50 of $48.69)*†	$50.46

Net asset value, offering price and redemption price per class R share
($2,117,489 divided by 40,874 shares)	$51.81

Net asset value, offering price and redemption price per class Y share
($400,244,742 divided by 7,347,919 shares)	$54.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Reflects a maximum front-end sales charge for class A and class M shares of 5.75% and 3.50%, respectively, which became effective on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $136,436)	$ 17,527,272

Interest (including interest income of $360,042
from investments in affiliated issuers) (Note 5)	489,334

Total investment income	18,016,606

EXPENSES

Compensation of Manager (Note 2)	11,416,437

Investor servicing fees (Note 2)	7,565,161

Custodian fees (Note 2)	69,299

Trustee compensation and expenses (Note 2)	56,065

Administrative services (Note 2)	28,905

Distribution fees — Class A (Note 2)	4,086,555

Distribution fees — Class B (Note 2)	2,231,377

Distribution fees — Class C (Note 2)	170,511

Distribution fees — Class M (Note 2)	247,832

Distribution fees — Class R (Note 2)	5,489

Other	620,667

Non-recurring costs (Notes 2 and 6)	7,082

Costs assumed by Manager (Notes 2 and 6)	(7,082)

Fees waived and reimbursed by Manager (Note 5)	(6,483)

Total expenses	26,491,815

Expense reduction (Note 2)	(402,431)

Net expenses	26,089,384

Net investment loss	(8,072,778)

Net realized gain on investments (Notes 1 and 3)	102,452,476

Net realized loss on futures contracts (Note 1)	(1,939,868)

Net realized gain on foreign currency transactions (Note 1)	1,011

Net realized gain on written options (Notes 1 and 3)	469,186

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	382

Net unrealized depreciation of investments
and futures contracts during the period	(155,389,069)

Net loss on investments	(54,405,882)

Net decrease in net assets resulting from operations	$ (62,478,660)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	12/31/07*	6/30/07

Operations:
Net investment loss	$ (8,072,778)	$ (10,872,054)

Net realized gain on investments
and foreign currency transactions	100,982,805	594,979,462

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(155,388,687)	111,059,582

Net increase (decrease) in net assets resulting
from operations	(62,478,660)	695,166,990

Redemption fees (Note 1)	1,142	3,609

Decrease from capital share transactions (Note 4)	(351,907,310)	(1,102,564,233)

Total decrease in net assets	(414,384,828)	(407,393,634)

NET ASSETS

Beginning of period	4,424,263,111	4,831,656,745

End of period (including accumulated net investment
loss of $8,072,778 and $—, respectively)	$4,009,878,283	$ 4,424,263,111

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net				Total			Ratio of net
	Net asset		realized and	Total		Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from		value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
December 31, 2007**	$53.15	(.08)(d)	(.66)	(.74)	—(e)	$52.41	(1.39)*	$3,102,472	.60*(d)	(.16)*(d)	81.02*
June 30, 2007	45.72	(.08)(d)	7.51	7.43	—(e)	53.15	16.25	3,418,392	1.17(d)	(.15)(d)	91.32
June 30, 2006	41.60	(.09)(d,h)	4.21	4.12	—(e)	45.72	9.90(h)	3,688,423	1.08(d,h)	(.19)(d,h)	83.63
June 30, 2005	38.96	.03(d,f,g)	2.61	2.64	—(e)	41.60	6.78(g)	4,650,755	1.12(d)	.07(d,f,g)	97.25
June 30, 2004	32.79	(.19)(d)	6.36	6.17	—(e)	38.96	18.82	5,075,005	1.09(d)	(.52)(d)	60.86
June 30, 2003	32.28	(.17)	.68	.51	—	32.79	1.58	6,262,164	1.09	(.57)	42.43

CLASS B
December 31, 2007**	$47.13	(.25)(d)	(.58)	(.83)	—(e)	$46.30	(1.76)*	$409,897	.97*(d)	(.54)*(d)	81.02*
June 30, 2007	40.85	(.40)(d)	6.68	6.28	—(e)	47.13	15.37	482,812	1.92(d)	(.91)(d)	91.32
June 30, 2006	37.45	(.38)(d,h)	3.78	3.40	—(e)	40.85	9.08(h)	610,991	1.83(d,h)	(.94)(d,h)	83.63
June 30, 2005	35.34	(.24)(d,f,g)	2.35	2.11	—(e)	37.45	5.97(g)	784,295	1.87(d)	(.68)(d,f,g)	97.25
June 30, 2004	29.96	(.43)(d)	5.81	5.38	—(e)	35.34	17.96	1,674,238	1.84(d)	(1.27)(d)	60.86
June 30, 2003	29.72	(.36)	.60	.24	—	29.96	.81	1,850,775	1.84	(1.33)	42.43

CLASS C
December 31, 2007**	$50.01	(.26)(d)	(.62)	(.88)	—(e)	$49.13	(1.76)*	$33,000	.97*(d)	(.53)*(d)	81.02*
June 30, 2007	43.34	(.42)(d)	7.09	6.67	—(e)	50.01	15.39	35,776	1.92(d)	(.91)(d)	91.32
June 30, 2006	39.73	(.41)(d,h)	4.02	3.61	—(e)	43.34	9.09(h)	39,825	1.83(d,h)	(.94)(d,h)	83.63
June 30, 2005	37.49	(.25)(d,f,g)	2.49	2.24	—(e)	39.73	5.98(g)	42,827	1.87(d)	(.68)(d,f,g)	97.25
June 30, 2004	31.79	(.45)(d)	6.15	5.70	—(e)	37.49	17.93	55,005	1.84(d)	(1.27)(d)	60.86
June 30, 2003	31.53	(.37)	.63	.26	—	31.79	.83	64,015	1.84	(1.32)	42.43

CLASS M
December 31, 2007**	$49.50	(.20)(d)	(.61)	(.81)	—(e)	$48.69	(1.64)*	$62,147	.85*(d)	(.41)*(d)	81.02*
June 30, 2007	42.79	(.30)(d)	7.01	6.71	—(e)	49.50	15.68	70,140	1.67(d)	(.66)(d)	91.32
June 30, 2006	39.14	(.29)(d,h)	3.94	3.65	—(e)	42.79	9.32(h)	78,230	1.58(d,h)	(.69)(d,h)	83.63
June 30, 2005	36.83	(.16)(d,f,g)	2.47	2.31	—(e)	39.14	6.27(g)	104,545	1.62(d)	(.43)(d,f,g)	97.25
June 30, 2004	31.15	(.36)(d)	6.04	5.68	—(e)	36.83	18.24	134,157	1.59(d)	(1.02)(d)	60.86
June 30, 2003	30.82	(.30)	.63	.33	—	31.15	1.07	171,675	1.59	(1.07)	42.43

CLASS R
December 31, 2007**	$52.60	(.15)(d)	(.64)	(.79)	—(e)	$51.81	(1.50)*	$2,117	.72*(d)	(.28)*(d)	81.02*
June 30, 2007	45.37	(.18)(d)	7.41	7.23	—(e)	52.60	15.94	1,257	1.42(d)	(.36)(d)	91.32
June 30, 2006	41.38	(.19)(d,h)	4.18	3.99	—(e)	45.37	9.64(h)	517	1.33(d,h)	(.40)(d,h)	83.63
June 30, 2005	38.85	(.09)(d,f,g)	2.62	2.53	—(e)	41.38	6.51(g)	184	1.37(d)	(.23)(d,f,g)	97.25
June 30, 2004	32.76	(.27)(d)	6.36	6.09	—(e)	38.85	18.59	25	1.34(d)	(.76)(d)	60.86
June 30, 2003†	28.90	(.10)	3.96	3.86	—	32.76	13.36*	1	.59*	(.36)*	42.43

CLASS Y
December 31, 2007**	$55.17	(.02)(d)	(.68)	(.70)	—(e)	$54.47	(1.27)*	$400,245	.47*(d)	(.03)*(d)	81.02*
June 30, 2007	47.34	.05(d)	7.78	7.83	—(e)	55.17	16.54	415,886	.92(d)	.10(d)	91.32
June 30, 2006	42.97	.03(d,h)	4.34	4.37	—(e)	47.34	10.17(h)	413,670	.83(d,h)	.06(d,h)	83.63
June 30, 2005	40.14	.13(d,f,g)	2.70	2.83	—(e)	42.97	7.05(g)	404,943	.87(d)	.34(d,f,g)	97.25
June 30, 2004	33.70	(.10)(d)	6.54	6.44	—(e)	40.14	19.11	851,430	.84(d)	(.27)(d)	60.86
June 30, 2003	33.09	(.10)	.71	.61	—	33.70	1.85	930,912.84		(.33)	42.43

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to June 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of each class, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

December 31, 2007	<0.01%

June 30, 2007	<0.01

June 30, 2006	<0.01

June 30, 2005	<0.01

June 30, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.15	0.39%

Class B	0.15	0.42

Class C	0.15	0.40

Class M	0.15	0.40

Class R	0.12	0.31

Class Y	0.17	0.43

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.02	0.05%

Class B	0.01	0.04

Class C	0.02	0.05

Class M	0.02	0.05

Class R	0.03	0.08

Class Y	0.01	0.04

(h) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.03 per share and 0.06% of average net assets for the period ended June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam New Opportunities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies that, in the judgment of Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Prior to January 2, 2008, the class A and class M maximum front-end sales charges were 5.25% and 3.25%, respectively. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2007, the fund had a capital loss carryover of $3,171,001,120 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,394,513,202	June 30, 2010

1,776,487,918	June 30, 2011

The aggregate identified cost on a tax basis is $3,762,211,510, resulting in gross unrealized appreciation and depreciation of $409,980,341 and $149,525,877, respectively, or net unrealized appreciation of $260,454,464.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended December 31, 2007, Putnam Management did not waive any of its management fee from the fund.

For the period ended December 31, 2007, Putnam Management has assumed $7,082 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and, with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2007, the fund incurred $7,604,684 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At December 31, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2007, the fund’s expenses were reduced by $402,431 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,101, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $45,323 and $396 from the sale of class A and class M shares, respectively, and received $184,412 and $968 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2007, Putnam Retail Management, acting as underwriter, received $179 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,393,187,191 and $3,715,706,171, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended December 31, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ —	$ —

Options opened	243,848	575,311
Options exercised	(37,500)	(106,125)
Options expired	(206,348)	(469,186)
Options closed	—	—

Written options
outstanding at
end of period	$ —	$ —

Note 4: Capital shares

At December 31, 2007, there was an unlimited
number of shares of beneficial interest authorized.
Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 12/31/07:

Shares sold	1,460,354	$ 76,932,688

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,460,354	76,932,688

Shares
repurchased	(6,579,738)	(345,584,460)

Net decrease	(5,119,384)	$ (268,651,772)

Year ended 6/30/07:

Shares sold	4,747,481	$ 233,393,750

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,747,481	233,393,750

Shares
repurchased	(21,108,385)	(1,040,906,997)

Net decrease	(16,360,904)	$ (807,513,247)

CLASS B	Shares	Amount

Six months ended 12/31/07:

Shares sold	185,138	$ 8,609,944

Shares issued
in connection
with reinvestment
of distributions	—	—

	185,138	8,609,944

Shares
repurchased	(1,576,142)	(73,482,142)

Net decrease	(1,391,004)	$ (64,872,198)

Year ended 6/30/07:

Shares sold	625,369	$ 27,330,707

Shares issued
in connection
with reinvestment
of distributions	—	—

	625,369	27,330,707

Shares
repurchased	(5,339,812)	(232,916,321)

Net decrease	(4,714,443)	$(205,585,614)

CLASS C	Shares	Amount

Six months ended 12/31/07:

Shares sold	41,761	$ 2,061,705

Shares issued
in connection
with reinvestment
of distributions	—	—

	41,761	2,061,705

Shares
repurchased	(85,403)	(4,214,238)

Net decrease	(43,642)	$ (2,152,533)

Year ended 6/30/07:

Shares sold	76,233	$ 3,548,876

Shares issued
in connection
with reinvestment
of distributions	—	—

	76,233	3,548,876

Shares
repurchased	(279,711)	(12,975,683)

Net decrease	(203,478)	$ (9,426,807)

CLASS M	Shares	Amount

Six months ended 12/31/07:

Shares sold	30,330	$ 1,479,233

Shares issued
in connection
with reinvestment
of distributions	—	—

	30,330	1,479,233

Shares
repurchased	(170,860)	(8,338,476)

Net decrease	(140,530)	$ (6,859,243)

Year ended 6/30/07:

Shares sold	83,594	$ 3,832,925

Shares issued
in connection
with reinvestment
of distributions	—	—

	83,594	3,832,925

Shares
repurchased	(494,752)	(22,696,841)

Net decrease	(411,158)	$(18,863,916)

CLASS R	Shares	Amount

Six months ended 12/31/07:

Shares sold	28,538	$ 1,504,659

Shares issued
in connection
with reinvestment
of distributions	—	—

	28,538	1,504,659

Shares
repurchased	(11,556)	(600,494)

Net increase	16,982	$ 904,165

Year ended 6/30/07:

Shares sold	32,916	$ 1,591,206

Shares issued
in connection
with reinvestment
of distributions	—	—

	32,916	1,591,206

Shares
repurchased	(20,419)	(1,042,929)

Net increase	12,497	$ 548,277

CLASS Y	Shares	Amount

Six months ended 12/31/07:

Shares sold	559,632	$ 30,517,017

Shares issued
in connection
with reinvestment
of distributions	—	—

	559,632	30,517,017

Shares
repurchased	(750,011)	(40,792,746)

Net decrease	(190,379)	$ (10,275,729)

Year ended 6/30/07:

Shares sold	1,050,421	$ 53,570,976

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,050,421	53,570,976

Shares
repurchased	(2,251,090)	(115,293,902)

Net decrease	(1,200,669)	$ (61,722,926)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2007, management fees paid were reduced by $6,483 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $360,042 for the period ended December 31, 2007. During the period ended December 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime

Money Market Fund aggregated $400,481,128 and $412,740,354, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended December 31, 2007. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Morgan Stanley and Company, Credit Suisse First Boston, Merrill Lynch, and RBC Capital Markets Corporation. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 40% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, Goldman Sachs, JP Morgan Clearing, Lehman Brothers, SG Cowen Securities Corp., UBS Warburg, Wachovia Securities, and Weeden + Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA013 249423 2/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New Opportunities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2008